Exhibit 10.28

Form of Advisory Agreement

THIS ADVISORY AGREEMENT (this “Agreement”) is entered into by and between Unusual Machines, Inc. a Nevada Corporation, with its principal place of business at 4677 L B McLeod Road, Suite J, Orlando, FL 32811, ("UMAC" or the “Company”) and ____________, (“Contractor”).

1.Engagement: UMAC hereby engages Contractor and Contractor promises and agrees to hold himself available at mutually convenient times to perform Services for UMAC. The general scope of these Services is described below. The parties expressly acknowledge and agree that it is not practical to describe or attempt to describe every service that may be requested by UMAC during the term of this Agreement, but to the extent the Services requested are reasonably related to and contemplated within the general scope of the Services described below, the Contractor shall in good faith, and to the best of his ability, perform such services on the terms and conditions set forth in this Agreement. During the Term, the Contractor shall not be obligated hereunder to devote in excess of the equivalent of two business days during each calendar quarter to the engagement hereunder. UMAC has the right to publicly disclose the relationship and nature of services of this engagement.

2.Services Description: Contractor will sit on the UMAC Advisory Board and Contractor shall provide the Company with advisory services related to government contracting process, introductions to business and political partners to facilitate UMAC’s mission of growing their domestic component manufacturing related to the drone industry, and other similar services as mutually agreed upon between UMAC and Contractor.

3.Term: The term of this Agreement shall be deemed effective November 22, 2024 and shall continue for twelve months. The Agreement shall expire and terminate automatically without further notice on twelve months from the effective date unless mutually agreed by both parties to extend beyond the expiration date.

4.Compensation: As compensation for the Services performed by Contractor during the term of this Agreement, UMAC shall compensate Contractor as follows:

Stock Compensation: UMAC shall issue Contractor _____ restricted stock units (“RSUs”). The RSUs shall vest 50% upon execution of this Agreement and 50% at the 6-month anniversary of this Agreement.

Contractor will provide a completed IRS Form W-9 to UMAC.

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5. Representations and Warranties of Contractor: Contractor understands that the Common Stock is being issued to it in reliance upon the exemptions provided in the Securities Act of 1933 (the “Securities Act”) and/or Rule 506 thereunder.

(a) Contractor has received, read carefully and understands the SEC filings of UMAC and has consulted its own attorney, accountant and/or investment advisor with respect to the ownership of the shares and its suitability for Contractor. Contractor represents and warrants that he has carefully reviewed and understood the information contained in such documents.

(b) Contractor is an “accredited investor,” within the meaning given to such term in Regulation D under the Securities Act.

(c) Contractor understands and acknowledges that (i) Contractor must bear the economic risk of its investment in the shares; (ii) the shares have not been registered under the Securities Act or any U.S. state securities laws and are being offered and sold in reliance upon exemptions provided in the Securities Act and U.S. state and securities laws for transactions not involving any public offering and, therefore, cannot be resold or transferred unless they are subsequently registered under the Securities Act and applicable U.S. state and securities laws or unless an exemption from such registration is available; (iii) Contractor is purchasing the shares for investment purposes only for the account of Contractor and not with any view toward a resale or distribution thereof; (iv) Contractor has no contract, undertaking, agreement or arrangement with any person to sell, transfer or pledge to such person or anyone else any of the shares or any part thereof, and Contractor has no present plans to enter into any such contract, undertaking, agreement or arrangement; (v) UMAC does not have any obligation or intention to register the shares for sale under the Securities Act or any U.S. state or securities laws; and (vi) Contractor has no right to require the registration of the shares under the Securities Act or U.S. state or securities laws or other applicable securities regulations.

(d) Contractor is knowledgeable and experienced in evaluating investments and experienced in financial and business matters and is capable of evaluating the merits and risks of investing in the shares. Contractor has evaluated the risks of investing in the shares, and has determined that the shares are a suitable investment for Contractor. In evaluating the suitability of an investment in UMAC, Contractor has not relied upon any representations, warranties or other information (whether oral or written) from UMAC, any of its respective officers or employees or any of its respective affiliates and, instead, has relied upon independent investigations made by Contractor or representative(s) of the Contractor.

(e) UMAC has made available to Contractor, during the course of this transaction and prior to the purchase of any of the shares, the opportunity to ask questions of and receive answers from UMAC concerning the company and to obtain any additional information necessary to verify information contained in the referenced UMAC SEC filings or otherwise relating to the financial data and business of UMAC, to the extent that UMAC possesses such information or can acquire it without unreasonable effort or expense.

(f) Contractor is aware and acknowledges that (i) UMAC has a short operating history with substantial losses incurred; (ii) the shares involve a substantial degree of risk of loss; (iii) Contractor, in making this investment, is relying, if at all, solely upon the advice of such Contractor’s personal tax advisor with respect to the tax aspects of an investment in the shares; and (iv) because there are substantial restrictions on the transferability of the shares it may not be possible for Contractor to liquidate such Contractor’s investment for at least six months.

6.Expenses: UMAC shall reimburse Contractor for reasonable and necessary out-of-pocket expenses incurred by Contractor in the performance of this Agreement. All business-related expenses must be pre-approved by UMAC.

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7.Independent Contractor: It is expressly agreed that Contractor is acting as an independent contractor in performing Services hereunder. UMAC shall carry no workmen's compensation insurance or any health, accident or disability insurance to cover Contractor. UMAC shall not pay any contributions to Social Security, unemployment insurance, federal or state withholding taxes, nor provide any other contributions or benefits that might be expected in an employer-employee relationship. Contractor shall be solely responsible and liable for reporting and paying all federal and state income or other taxes applicable to the Contractor’s compensation under this Agreement, and UMAC will provide Contractor with an IRS Form 1099 at the end of each calendar year during the term in which compensation is paid to Contractor. It is further understood and expressly agreed by Contractor that he has no right or authority to incur expenses, obligations or liabilities in the name of or binding on UMAC, and he shall not represent to third parties that he has any relationship (e.g., employer-employee or principal-agent) with UMAC other than the independent contractor arrangement set forth in this Agreement.

8.Indemnification: UMAC hereby agrees to indemnify and hold harmless Contractor and Contractor’s employees, associates, or agents harmless from, against and in respect of, the full amount of any and all liabilities, damages, claims, deficiencies, fines, assessments, losses,, costs and expenses, including, without limitation, reasonable fees and disbursements of counsel (“Losses”), arising from, in connection with, or incident to performance of the services under this Agreement, except to the extent that such Losses result from the gross negligence or intentional misconduct of Contractor or Contractor's employees, associates, or agents. Contractor shall indemnify and hold UMAC harmless from any and all Losses arising out of Contractor’s breach of any of his representations, promises or warranties set forth in this Agreement.

9.Assignment: This Agreement is for the personal services of the Contractor and is entered into in reliance upon and in consideration of the singular personal skill, background, and qualifications of Contractor. Contractor shall therefore not voluntarily or by operation of law assign or otherwise transfer the obligations incurred on his part pursuant to the terms of this Agreement without the prior written consent of UMAC. Any attempted assignment or transfer by Contractor of his obligations without such consent shall be void.

10.Notice: Any notice required or permitted to be given hereunder shall be sufficient if given in writing, and sent by express delivery service, e.g. Federal Express or UPS, or by email addressed as follows:

If to UMAC:	If to the Contractor:

Unusual Machines, Inc.

Attn: Allan Evans; CEO

4677 LB McLeod Road, Suite J

Orlando, FL 32811

________________

With a copy to:

Nason Yeager

Attn: Michael Harris

3001 PGA Blvd, Suite 305

Palm Beach Gardens, FL 33410

________________

________________

Attn: ____________

Registered Office:

________________

________________

________________

________________

Work Address:

________________

________________

________________

________________

or to such other address as the parties hereto may specify, in writing, from time to time.

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11.Governing Law: This Agreement shall be governed in all respects by the laws of the United States of America and by the laws of the State of Florida, without giving effect to the conflicts of law provisions thereof.

12.Entire Agreement: This Agreement constitutes the entire agreement between the parties and contains all the terms, conditions, understandings and agreements between the parties, and supersedes any and all oral statements, representations, negotiations, understandings or agreements between the parties concerning the subject matter of this Agreement.

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This Agreement when signed and dated by both parties shall be deemed to be made, accepted and delivered as of the date signed below.

CONTRACTOR:

____________________________

Date: November 22, 2024

________________

________________

Unusual Machines, Inc.:

____________________________

Date: November 22, 2024

Name: Allan Evans

Title: CEO

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